-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): January 18, 2005


                     BEAR STEARNS ASSET BACKED FUNDING II INC
                          Whole Auto Loan Trust 2004-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-107577-02                22-3863780
--------------------------------------------------------------------------------
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust 2004-1. This report and exhibit is being filed, pursuant to the terms of the agreements dated November 9, 2004.

     On November 9, 2004, Bear Stearns Asset Backed Funding II Inc. entered into an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding II Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2004-1 (the "Trust"). Also on November 9, 2004, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding II Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as identure trustee.

    On January 18, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.


Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on January 18, 2005 as Exhibit 99.1.

Whole Auto Loan Trust 2004-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank, N.A.
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  January 19, 2005              By: /s/ Michael A. Smith
                                        -----------------------------
                                        Michael A. Smith
                                        Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2004-1
                        Statement to Certificateholders
                                January 18, 2005


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL            BEGINNING                                                                    ENDING
               FACE               PRINCIPAL                                                                    PRINCIPAL
   CLASS       VALUE              BALANCE            PRINCIPAL        INTEREST           TOTAL                 BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1          548,000,000.00        388,406,544.57     74,170,084.18     788,681.07        74,958,765.25      314,236,460.39
A2A         608,000,000.00        608,000,000.00              0.00   1,312,266.67         1,312,266.67      608,000,000.00
A2B          25,000,000.00         25,000,000.00              0.00      97,500.00            97,500.00       25,000,000.00
A3          432,000,000.00        432,000,000.00              0.00   1,065,600.00         1,065,600.00      432,000,000.00
A4          309,720,000.00        309,720,000.00              0.00     841,406.00           841,406.00      309,720,000.00
B            50,333,000.00         50,333,000.00              0.00     131,285.24           131,285.24       50,333,000.00
C            20,133,000.00         20,133,000.00              0.00      56,540.18            56,540.18       20,133,000.00
D            55,366,000.00         55,366,000.00              0.00     258,374.67           258,374.67       55,366,000.00
CERT                  0.00                  0.00              0.00           0.00                 0.00                0.00
TOTALS    2,048,552,000.00      1,888,958,544.57     74,170,084.18   4,551,653.83        78,721,738.01    1,814,788,460.39
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                              ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL      CLASS        RATE
-----------------------------------------------------------------------------------------------------------------------------------
A1        96683MAV5      708.77106673      135.34686894     1.43919903  136.78606797      573.42419779     A1         2.15000 %
A2A       96683MAW3     1000.00000000        0.00000000     2.15833334    2.15833334     1000.00000000     A2A        2.59000 %
A2B       96683MAX1     1000.00000000        0.00000000     3.90000000    3.90000000     1000.00000000     A2B        4.68000 %
A3        96683MAY9     1000.00000000        0.00000000     2.46666667    2.46666667     1000.00000000     A3         2.96000 %
A4        96683MAZ6     1000.00000000        0.00000000     2.71666667    2.71666667     1000.00000000     A4         3.26000 %
B         96683MBA0     1000.00000000        0.00000000     2.60833330    2.60833330     1000.00000000     B          3.13000 %
C         96683MBB8     1000.00000000        0.00000000     2.80833358    2.80833358     1000.00000000     C          3.37000 %
D         96683MBC6     1000.00000000        0.00000000     4.66666673    4.66666673     1000.00000000     D          5.60000 %
TOTALS                   922.09450606       36.20610274     2.22188835   38.42799109      885.88840332
-----------------------------------------------------------------------------------------------------------------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Xandrea H Powell
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5428
                              Fax: (212) 623-5933
                        Email: xandrea.powell@chase.com
             ------------------------------------------------------



     RECEIVABLES
                             Beginning Receivables Balance                                                   1,995,149,199.74
                             Ending Receivables Balance                                                      1,920,562,059.64
                             Beginning Number of Contracts                                                            120,489
                             Ending Number of Contracts                                                               117,744

     COLLECTIONS
                             Interest:
                             Interest Collections                                                                6,555,603.73
                             Reinvestment Income                                                                   113,749.80
                             Repurchased Loan Proceeds Related to Interest                                             532.30
                             Total Interest Collections                                                          6,669,885.83

                             Principal:
                             Principal Collections                                                              48,557,744.12
                             Prepayments in Full                                                                23,928,992.90
                             Repurchased Loan Proceeds Related to Principal                                        284,210.02
                             Total Principal Collections                                                        72,770,947.04

                             Recoveries and Liquidation Proceeds                                                   976,781.96

                             Total Collections                                                                  80,417,614.83

                             Principal Losses for Collection Period                                              1,816,193.06

     DISTRIBUTIONS
     Fees:
                             Receivable Servicers                                                                1,662,624.33
                             Data Administration and Reporting Fees:                                                33,252.49
                             Other Fees:                                                                                 0.00
                             Total Fees:                                                                         1,695,876.82

     Interest Distribution Amounts
                             Interest Due - Class A-1                                                              788,681.07
                             Interest Paid - Class A-1                                                             788,681.07
                             Shortfall - Class A-1                                                                       0.00
                             Carryover Shortfall - Class A-1                                                             0.00
                             Change in Carryover Shortfall - Class A-1                                                   0.00

                             Interest Due - Class A-2a                                                           1,312,266.67
                             Interest Paid - Class A-2a                                                          1,312,266.67
                             Shortfall - Class A-2a                                                                      0.00
                             Carryover Shortfall - Class A-2a                                                            0.00
                             Change in Carryover Shortfall - Class A-2a                                                  0.00

                             Interest Due - Class A-2b                                                              97,500.00
                             Interest Paid - Class A-2b                                                             97,500.00
                             Shortfall - Class A-2b                                                                      0.00
                             Carryover Shortfall - Class A-2b                                                            0.00
                             Change in Carryover Shortfall - Class A-2b                                                  0.00

                             Interest Due - Class A-3                                                            1,065,600.00
                             Interest Paid - Class A-3                                                           1,065,600.00
                             Shortfall - Class A-3                                                                       0.00
                             Carryover Shortfall - Class A-3                                                             0.00
                             Change in Carryover Shortfall - Class A-3                                                   0.00

                             Interest Due - Class A-4                                                              841,406.00
                             Interest Paid - Class A-4                                                             841,406.00
                             Shortfall - Class A-4                                                                       0.00
                             Carryover Shortfall - Class A-4                                                             0.00
                             Change in Carryover Shortfall - Class A-4                                                   0.00

                             Interest Due - Class B                                                                131,285.24
                             Interest Paid - Class B                                                               131,285.24
                             Shortfall - Class B                                                                         0.00
                             Carryover Shortfall - Class B                                                               0.00
                             Change in Carryover Shortfall - Class B                                                     0.00

                             Interest Due - Class C                                                                 56,540.18
                             Interest Paid - Class C                                                                56,540.18
                             Shortfall - Class C                                                                         0.00
                             Carryover Shortfall - Class C                                                               0.00
                             Change in Carryover Shortfall - Class C                                                     0.00

                             Interest Due - Class D                                                                258,374.67
                             Interest Paid - Class D                                                               258,374.67
                             Shortfall - Class D                                                                         0.00
                             Carryover Shortfall - Class D                                                               0.00
                             Change in Carryover Shortfall - Class D                                                     0.00

                             Interest Due - Total                                                                4,551,653.83
                             Interest Paid - Total (Includes Certificates)                                       4,551,653.83
                             Shortfall - Total                                                                           0.00
                             Carryover Shortfall - Total                                                                 0.00
                             Change in Carryover Shortfall - Total                                                       0.00

     Principal Allocations
                             First Allocation of Principal                                                               0.00
                             Second Allocation of Principal                                                     10,959,626.72
                             Third Allocation of Principal                                                      20,133,000.00
                             Regular Principal Allocation                                                       43,077,457.45
                             Total Principal Allocations                                                        74,170,084.18

     Principal Distribution Amounts
                             Principal Distribution - Class A-1                                                    74,170,084.18
                             Principal Distribution - Class A-2a                                                            0.00
                             Principal Distribution - Class A-2b                                                            0.00
                             Principal Distribution - Class A-3                                                             0.00
                             Principal Distribution - Class A-4                                                             0.00
                             Principal Distribution - Class B                                                               0.00
                             Principal Distribution - Class C                                                               0.00
                             Principal Distribution - Class D                                                               0.00

                             Certificate Distribution                                                                       0.00

     Total Distribution                                                                                            80,417,614.83

     PORTFOLIO INFORMATION
                             Weighted Average Coupon                                                                      3.95 %
                             Weighted Average Original Term (months)                                                       61.84
                             Weighted Average Remaining Term                                                               43.82
                             Weighted Average Age (months)                                                                 18.22
                             Remaining Number of Receivables                                                            1117,744
                             Portfolio Receivable Balance (end of period)                                       1,920,562,059.64
                                                   Discount Receivables                                         1,346,549,850.31
                                                   Non-Discount Receivables                                       455,950,067.54
                             Adjusted Portfolio Receivable Balance (end of period)                              1,802,499,917.85

     OVERCOLLATERALIZATION INFORMATION
                             Overcollateralization Amount                                                         -12,288,542.55
                             Target Level of Overcollateralization                                                 25,234,998.85

     NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                             Total Principal Losses for Collection Period                                           1,816,193.06
                             Recoveries and Liquidation Proceeds                                                      976,781.96
                             Net Losses for Collection Period                                                         839,411.10
                             Net Loss Rate for Collection Period(annualized)                                            0.5049 %
                             Cumulative Net Losses for all Periods($)                                               1,331,201.64
                             Cumulative Net Losses for all Periods(% of original portfolio)                            0.0619 %

                             Delinquent Receivables
                             Number of Contracts
                             31 - 60 Days Delinquent                                                                       1,5221
                             61 - 90 Days Delinquent                                                                         126
                             91 - 120 Days Delinquent                                                                         35
                             Over 120 Days Delinquent                                                                          9
                             Sub Total                                                                                     1,692
                             Repossesions (# of vehicles)                                                                    158
                             Total Number of Delinquencies and Repossesions                                                1,850

                             $ Amount of Delinquency
                             31 - 60 Days Delinquent                                                               24,313,312.51
                             61 - 90 Days Delinquent                                                                2,254,207.53
                             91 - 120 Days Delinquent                                                                 621,427.63
                             Over 120 Days Delinquent                                                                 105,777.12
                             Sub Total                                                                             27,294,724.79
                             Repossesions                                                                           2,768,757.58
                             Total Amount of Delinquencies and Repossesions                                        30,063,482.37
                             % of End Period Balance
                             31 - 60 Days Delinquent                                                                    1.2659 %
                             61 - 90 Days Delinquent                                                                    0.1174 %
                             91 - 120 Days Delinquent                                                                   0.0324 %
                             Over 120 Days Delinquent                                                                   0.0055 %
                             Sub Total                                                                                  1.4212 %
                             Repossesions                                                                               0.1442 %
                             Total % of Delinquencies and Repossesions                                                  1.5653 %


                             Monthly Net Loss Rate:
                             Current Collection Period                                                                  0.0421 %
                             Preceding Collection Period                                                                0.0181 %
                             Second Preceding Collection Period                                                         0.0055 %
                             Three Month Average                                                                        0.0219 %
                             Annualized Average Net Loss Rate                                                           0.2628 %



Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
